April 4, 2000





To Our Stockholders:

      On behalf of the Board of Directors and management of Tri-County Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the main office of Tri-County Bank located at 2201 Main Street, Torrington, Wyoming, on Wednesday, April 26, 2000 at 3:00 p.m., local time. The Company is the parent holding company of Tri-County Bank. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the Meeting and voting in person, but will assure that your vote is counted if you are unable to attend the meeting.
YOUR VOTE IS VERY IMPORTANT.


Sincerely,

/s/Robert L. Savage
President and Chief Executive Officer

                           TRI-COUNTY BANCORP, INC.
                               2201 MAIN STREET
                          TORRINGTON, WYOMING  82240
                                (307) 532-2111
--------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON April 26, 2000
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Tri-County Bancorp, Inc. (the "Company"), will be held at the main office of Tri-County Bank, 2201 Main Street, Torrington, Wyoming, on Wednesday, April 26, 2000, at 3:00 p.m., local time. The Meeting is for the purpose of considering and acting upon the following matters:

      1.    The election of two directors of the Company;
      2. The ratification of the appointment of Dalby, Wendland & Co., P.C. as independent auditors for the Company for the fiscal year ending December 31, 2000; and

      Such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 24, 2000, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/CARL F. RUPP
                                    SECRETARY


Torrington, Wyoming
April 4, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT OF
                           TRI-COUNTY BANCORP, INC.
                               2201 MAIN STREET
                          TORRINGTON, WYOMING  82240
                              (307) 532-2111
--------------------------------------------------------------------------------
                             MEETING OF STOCKHOLDERS
                                April 26, 2000

                                    GENERAL

      This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of Tri-County Bancorp, Inc. (the "Company"), the parent holding company of Tri-County Bank (the "Bank"). Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of Tri-County Bank, 2201 Main Street, Torrington, Wyoming, on Wednesday, April 26, 2000, at 3:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about April 4, 2000.

                       VOTING AND REVOCABILITY OF PROXIES

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted in favor of the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Stockholders of record as of the close of business on March 24, 2000 (the "Voting Record Date") are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 869,444 shares of Common Stock issued and outstanding.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

      As to the first item to be considered at the meeting, the election of directors, as set forth under "I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers -- Election of Directors," the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the second item to be considered at the meeting, the ratification of auditors, as set forth under "II - Ratification of Appointment of Auditors," by checking the appropriate box, stockholders may (i) vote "FOR" ratification; (ii) vote "AGAINST" ratification; or (iii) "ABSTAIN" with respect to ratification. Unless otherwise required by law, the recommendation of independent auditors shall be determined by a majority of the votes cast affirmatively or negatively, without regard to either (a) broker non-votes or (b) proxies marked "ABSTAIN" as to that matter. As to the ratification of the appointment of Dalby, Wendland & Co., P.C. as independent auditors and all other matters that may properly come before the Meeting, unless otherwise required by law or provided in the articles of incorporation or bylaws of the Company, a majority of those votes cast by shareholders shall be sufficient to pass on a matter.

      The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit and that voting rights may, in certain situations, be reduced below the Limit. Beneficial ownership is determined pursuant to the definition contained in the Articles, and includes shares beneficially owned by such person or any of his or her affiliates (as defined in the Articles) and shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by the Bank's Employee Stock Ownership Plan ("ESOP") or directors, officers, and employees of the Company or its subsidiaries, or shares that are subject to a revocable proxy and that are not otherwise beneficially owned, or deemed by the Company to be beneficially owned, by such person or his or her affiliates.

      Persons and groups owning in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the Company knows of no person or entity, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, other than those set forth below, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date.

                                                                   Shares of
                                       Amount and Nature of      Common Stock
Name and Address of Beneficial Owner   Beneficial Ownership      Outstanding(1)

Tri-County Federal Savings Bank            117,820(2)                   13.6%
Employee Stock Ownership Plan
2201 Main Street
Torrington, Wyoming 82240

Robert L. Savage                          98,275(3)(4)                  10.9%
112 Linda Vista Road
Torrington, Wyoming  82240

Friedlander & Co., Inc.                   76,200(3)(5)                   8.8%
Theodore Friedlander, III
322 East Michigan Street, Suite 402
Milwaukee, Wisconsin  53202

David C. Kellam                           64,240(3)(6)                   7.3%
P.O. Box 777
Torrington, WY  82240

The Burton Partnership                      64,000(3)                    7.4%
P.O. Box 4643
Jackson, WY  83001

Lance H. Griggs, DDS                      49,712(3)(7)                   5.6%
241 East 21st Avenue
Torrington, WY  82240

--------------------------------
(1) Based on the number of shares outstanding as of the Voting Record Date.
(2) Includes  allocated and unallocated  shares.

     The ESOP purchased such shares for the exclusive benefit of plan employee participants with borrowed funds. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. See "Director and Executive Officer Compensation -- Other Compensation -- Employee Stock Ownership Plan." (3)Based upon Schedules 13Ds or 13Gs and amendments thereto (if applicable) filed with the Company pursuant to the 1934 Act by the beneficial owners. (4)Includes 31,860 shares of Common Stock subject to options exercisable within 60 days of the Voting Record Date. Includes 5,000 shares of Common Stock held in an IRA for the benefit of the spouse of Mr. Savage which he may be deemed to beneficially own. Includes 14,267 shares of Common Stock held by the ESOP but allocated to the account of Mr. Savage. (5)Theodore Friedlander III is a controlling person of Friedlander & Co., Inc. ("Friedlander") and as such may be deemed to beneficially own the shares of Common Stock of the Company beneficially owned by Friedlander. Mr. Friedlander beneficially owns less than 1% of the shares held by Friedlander and disclaims beneficial ownership of all other shares held by Friedlander. (6)Includes 7,475 shares of Common Stock subject to options exercisable within 60 days of the Voting Record Date. Excludes shares held by the ESOP. See "Director and Officer Compensation - Other Compensation - Employee Stock Ownership Plan." Includes 23,110 shares of Common Stock held by the spouse of Mr. Kellam which he may be deemed to beneficially own. (7)Includes 14,950 shares of Common Stock subject to options exercisable within 60 days of the Voting Record Date. Excludes shares held by the ESOP. See "Director and Officer Compensation - Other Compensation - Employee Stock Ownership Plan." Includes 12,656 shares of Common Stock held by the spouse of Dr. Griggs which he may be deemed to beneficially own. Includes 1,000 shares of Common Stock held in a trust of which Dr. Griggs is a trustee.

      Information concerning the security ownership of management is included under "I Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers -- Election of Directors."

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Common Stock of the Company is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis during the period for the year ending December 31, 1999.

            I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS

Election of Directors

      The Company's Board of Directors is presently composed of six members who are elected for terms of three years, approximately one-third of whom are to be elected annually in accordance with the bylaws of the Company (the "Bylaws"). The Bylaws require that approximately one-third of the directors stand for election each year. At this Meeting, two directors will stand for election.

      It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth each nominee and continuing director's name, age, the year the director first became a director of the Company, or of the Bank (whichever is earlier), the year in which the director's current term will expire, and the number and percentage of shares of Common Stock beneficially owned as of the voting record date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer listed in the Summary Compensation Table under the caption "Director and Executive Officer Compensation -- Executive Officer Compensation," the number of shares, and the percentage of Common Stock beneficially owned.

                  BOARD NOMINEES FOR TERMS TO EXPIRE IN 2003


                                   Year First   Term   Common Stock Beneficially
                                    Elected      to       Beneficially Owned(2)
Name                     Age(1)     Director    Expire     Shares    % of Class
-------------------------------------------------------------------------------
Robert L. Savage          56          1990       2000     98,275(3)      10.9
Larry C. Goddard          55          1982       2000     36,558(4)       4.1

  THE BOARD OF DIRECTORS RECOMMENDS THAT ITS NOMINEE BE ELECTED AS DIRECTORS

                        DIRECTORS CONTINUING IN OFFICE

                                   Year First   Term   Common Stock Beneficially
                                    Elected      to       Beneficially Owned(2)
Name                     Age(1)     Director    Expire     Shares    % of Class
-------------------------------------------------------------------------------
William J. Rueb           53          1989       2001     10,913(5)       1.3
Lance H. Griggs           42          1989       2001     49,712(5)(6)    5.6
David C. Kellam           77          1978       2002     64,240(5)(7)    7.3
Carl F. Rupp              52          1985       2002     24,734(5)       2.8

All directors and executive officers of the Company as   321,638(8)      33.9
a group (9 persons)
-----------------------
(1) As of December 31, 1999.
(2)Unless otherwise indicated, includes all shares held directly by the named individuals as well as by spouses, minor children in trust, and other indirect ownership, over which shares the named individual effectively exercises sole voting and investment power with respect to the indicated shares.
(3)Includes 31,860 shares of Common Stock subject to options exercisable within 60 days of the Voting Record Date. Includes 5,000 shares of Common Stock held in an IRA for the benefit of the spouse of Mr. Savage which he may be deemed to beneficially own. Includes 14,267 shares of Common Stockheld by the ESOP but allocated to the account of Mr. Savage.
(4)Includes 14,950 shares of Common Stock subject to options exercisable within 60 days of the Voting Record Date. Includes 871 shares of Common Stock held by the spouse of Mr.
   Goddard which he may be deemed to beneficially own.
(5)Excludes 117,820 shares of Common Stock (13.55%) held by the ESOP for which such individual serves as a plan trustee and exercises shared voting and investment power. Shares which are unallocated to participating employees (presently 44,850 shares) and shares which are allocated (presently 72,970 shares) for which no voting directions are received are voted by the plan trustee. The individuals serving as plan trustee disclaim beneficial ownership of stock held under the ESOP in a fiduciary capacity.
(6)Includes 14,950 shares of Common Stock subject to options exercisable within 60 days of the Voting Record Date. Excludes shares held by the ESOP that have not been allocated to executive officers. Includes 12,656 shares of Common Stock held by the spouse of Dr. Griggs which he may be deemed to beneficially own. Includes 1,000 shares of Common Stock held in a trust of which Dr. Griggs is a trustee.
(7)Includes 7,475 shares of Common Stock subject to options exercisable within 60 days of the Voting Record Date. Excludes shares held by the ESOP that have not been allocated to executive officers. Includes 23,110 shares of Common Stock held by the spouse of Mr.
   Kellam which he may be deemed to beneficially own.
(8)Includes 80,198 shares of Common Stock subject to options that are exercisable within 60 days of the Voting Record Date held by all directors and executive officers as a group.

      The following individuals hold the executive offices in the Company set forth opposite their names.

      Name                    Age(1)  Positions Held With the Company
      ----                    ------  -------------------------------
      Robert L. Savage          56    Chief Executive Officer and President
      Joseph P. Guth            38    Executive Vice President
      Earl F. Warren, Jr.       49    Senior Vice President
      Tommy A. Gardner          52    Vice President and Chief Financial Officer

--------------------------
(1) At December 31, 1999.

      The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation, or removal by the Board of Directors.

Biographical Information

      The principal occupation of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for the last five years.

      Lance H. Griggs is a self-employed dentist in Torrington, Wyoming.

      Larry C. Goddard is a retired optometrist and resides in Torrington, Wyoming.

      David C. Kellam is a retired pharmacist and currently is owner/operator of the Torrington Turf Farm, Torrington, Wyoming.

      William J. Rueb is a Torrington, Wyoming-based partner and director of Southwest Hide Company, Boise, Idaho, a cattle hide processing and marketing company.

      Carl F. Rupp is owner/operator of a farm in Torrington, Wyoming.

      Robert L. Savage has served as President and Chief Executive Officer of the Company since 1993 and President and Chief Executive Officer of the Bank since July 1990. Prior to joining the Bank, Mr. Savage was employed at First Interstate Bancorp and First Interstate Bank of Denver for 18 years at various positions.

     Joseph P. Guth joined both the Company and the Bank in May of 1999 as Executive Vice President. Mr. Guth was previously employed at Pinnacle Bank in Torrington, Wyoming for 15 years at various positions.

     Earl F. Warren, Jr. has been Senior Vice President of the Company since June 1993. He has been employed by the Bank since June 1992 as Senior Vice President and Senior Loan Officer. From September 1991 to June 1992, Mr. Warren was Senior Vice President at Gallup Federal Savings and Loan Bank, Gallup, New Mexico. From December 1985 to August 1991, Mr. Warren held various positions at Westland Federal Savings and Loan Association, Rawlins, Wyoming, including President and Chief Executive Officer from August 1990 to July 1991. Westland Federal Savings and Loan Association was acquired by Rawlins National Bank in July 1991.

      Tommy A. Gardner has been Vice President and Chief Financial Officer of the Company since June 1993. He has been employed by the Bank since 1979 and presently serves as Vice President and Chief Financial Officer.

Nominations for Directors

      Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

      Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth: (a) as to each nominee and the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

      The Board or the presiding officer of the annual meeting may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in Article 7.F.

Meetings and Committees of the Board of Directors

      The Company's Board of Directors conducts its business through meetings of the Board and through activities of the committees of the Company and the Bank. During the fiscal year ended December 31, 1999, the Board of Directors of the Company held 12 regular meetings and no special meetings and the Board of Directors of the Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company or the Bank or committees on which such director served during the fiscal year ended December 31, 1999.

      The Audit Committee of the Company consists of Messrs. Goddard, Rueb, and Griggs. The Audit Committee reviews the actions and reports of the internal audit department and the independent auditor. This standing Committee meets as needed and met once in 1999 with the entire Board of Directors.

      The Board of Directors acted as the nominating committee to nominate directors to serve on the Board. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles of Incorporation and Bylaws, established any procedures for this purpose. During fiscal year 1999, this standing Committee met once.

                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

      Currently, directors of the Company are not compensated for their services as a director of the Company. During 1998, each member of the Board of Directors of the Bank received a fee of $800 per month, and the Chairman of the Board received an additional fee of $100 per month. Each outside director received an additional $100 per month to serve on the Board Loan Committee. Additionally, directors previously received awards under the Stock Option Plan and the Management Stock Bonus Plans. See "-- Other Compensation." During 1999, aggregate fees paid to all directors equaled $64,800.

Executive Officer Compensation

      Generally. The Company has no full time employees, relying upon employees of the Bank for the limited services required by the Company. All compensation paid to directors, officers, and employees is paid by the Bank. The Company and the Bank have entered into an agreement whereby the Bank is reimbursed by the Company for the use of Bank employees.

      Summary Compensation Table. The following table sets forth the name and compensation of the chief executive officer during the fiscal years ended December 31, 1999, 1998 and 1997. No other executive officer received cash compensation in excess of $100,000 during the fiscal years ended December 31, 1999, 1998 and 1997.

Annual Compensation(1)                                                       Long Term Compensation
---------------------------------------------------              --------------------------------------------
                                                                                     Awards

                                                                 Restricted    Securities
Name and                                     Other Annual           Stock      Underlying        All Other
Principal Position   Year  Salary    Bonus   Compensaiton(2)       Award($)  Options/SARs(#)  Compensation(3)
------------------   ----  ------   -------  --------------      ----------  ---------------  ---------------
Robert L. Savage     1999  $91,219     --       $9,600             $    --          --           $25,242
President and CEO    1998  $86,861  $4,331      $8,400             $    --          --           $37,010
                     1997  $82,855  $4,114      $8,400             $    --          --           $37,051

-----------------------
(1)All compensation set forth above was paid by the Bank.
(2)Includes  board fees. For fiscal years 1999,  1998,  and 1997,  there were no
   (a) perquisites over the lesser of $50,000 or 10% of any of Mr. Savage's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3)Includes employer matching contributions to the Bank's 401(k) for the years ended December 31, 1999, 1998, and 1997 of $2,728, $2,598 and $2,468,
   respectively. Includes allocation of stock under the ESOP of 2,132, 2,458, and 2,385 shares for the fiscal years 1999, 1998, and 1997, which had a fair market value of $22,514, $34,412 and $34,583, respectively, based on the average bid and asked price of the Common Stock at the end of each fiscal year.

      Employment Agreements. In January 1998, the Bank entered into an employment agreement with Robert L. Savage, President of the Bank ("Agreement"). The Agreement is for a term of three years. Mr. Savage's minimum base compensation under the Agreement is $93,168. Under the Agreement, Mr. Savage's employment may be terminated by the Bank for "just cause" as defined in the Agreement. In the event there was an involuntary termination of employment in connection with any change in control of the Bank during the term of the agreement, Mr. Savage is entitled to be paid in a lump sum an amount equal to
1.5 times his base salary in effect at the time of the change in control. The Bank also entered into employment agreements with three executive officers of the Bank, with terms of three years and severance protection upon a termination of employment following a change in control with such payment equaling one times the current base compensation of such individuals. Upon a change in control, payment to all executive officers as a group (four persons) as of December 31, 1999 would have equaled approximately $336,408 (assuming the agreements were in effect at that time).

      Compensation Committee Interlocks and Insider Participation

      The entire Board of Directors of the Company, including Robert L. Savage, President, acts as the Compensation Committee. This standing Committee meets annually to review the performance of the Bank's officers and employees, and to determine compensation programs and salary actions for the Bank and its personnel. Mr. Savage does not participate in committee decisions related to his salary as President.

Other Compensation

      Stock Option Plan. The Company's Board of Directors adopted the Tri-County Bancorp, Inc. 1993 Stock Option Plan (the "Option Plan"), that was ratified by stockholders of the Company at the January 27, 1994 special meeting of stockholders (the "Special Meeting"). Pursuant to the Option Plan, 149,500 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon completion of the Bank's mutual to stock conversion, provides for a term of eight years for options granted to non employee directors and ten years for all other options, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. As of the Voting Record Date, 85,177 options had been granted and were exercisable within 60 days of such date. During fiscal 1999, 24,186 options were exercised. No new options were granted.

                            OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

            Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
            --------------------------------------------------------------------------------

                                                     Number of Securities          Value of Unexercised
                                                    Underlying Unexercised            In-The-Money
                                                        Options/SARs                  Options/SARs
                                                          at FY-End(#)                  at FY-End(1)(2)
                                                    -------------------------  -------------------------
                    Shares Acquied       Value
Name                on Exercise(#)  Realized($)(1)  Exercisable/Unexercisable  Exercisable/Unexercisable
----                --------------  --------------  -------------------------  -------------------------
Robert L. Savage          --              --                 31,860/0                 $177,142/$0

-----------------
(1)Based upon the average bid and asked price of the stock as of December 31, 1999, of $10.56 per share and an exercise price of $5.00 per share.
(2)No stock appreciation rights (SARs) are authorized under the Option Plan.

      Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank or its subsidiary and attained age 21. The ESOP is funded by contributions made by the Bank in cash or the Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP borrowed funds from the Company with which to acquire 119,600 shares of the Common Stock. This loan is secured by the shares purchased and earnings of ESOP assets. The Company financed the ESOP debt directly. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. The Bank expensed $117,372, $133,524, and $126,553 fiscal years ended December 31, 1999, 1998 and 1997, respectively.

      Directors Rueb, Rupp, Griggs, and Kellam serve on the committee (the "ESOP Committee") that administers the ESOP. These Directors also serve as the ESOP Trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the Trustees fiduciary duties. As of the Voting Record Date 44,850 shares remain unallocated under the ESOP.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company had no "interlocking" relationships existing on or after January 1, 1999 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. Except for this aspect, the loans made to such persons: (a) were made in the ordinary course of business; (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Bank customers; and (c) did not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Savings institutions may make loans to executive officers, trustees and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. Loans to executive officers and directors of the Company, and their affiliates, amounted to approximately $133,700 or 1.25% of the Company's retained earnings at December 31, 1999.

                 II - RATIFICATION OF APPOINTMENT OF AUDITORS

      Dalby, Wendland & Co., P.C. was the Company's independent public accountant for the fiscal year ending December 31, 1999. The Board of Directors intends to renew the Company's arrangement with Dalby, Wendland & Co., P.C. to be its auditors for the fiscal year ending December 31, 2000, subject to ratification by the Company's stockholders.

      In the event the proposed appointment of Dalby, Wendland & Co., P.C. is not ratified by stockholders, the Board of Directors will consider the vote obtained and determine what course of action to take. A representative of Dalby, Wendland, & Co., P.C. will not be present at the meeting.

      Ratification of the proposed appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Dalby, Wendland & Co., P.C. as the Company's auditors for the fiscal year ending December 31, 2000.

                                ANNUAL REPORTS

      The audited financial statements of the Company for its fiscal year ended December 31, 1999, prepared in conformity with generally accepted accounting principles, are included in the Company's Annual Report to Stockholders, which accompanies this Proxy Statement. Any stockholder who has not received a copy of the Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

      Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written requests should be directed to Carl F. Rupp, Secretary, P.O. Box 1057, Torrington, Wyoming 82240. The Form 10-KSB is not part of the proxy solicitation materials.

                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement, however, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                             STOCKHOLDER PROPOSALS

      In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending December 31, 2000, any stockholder proposal to take action at such meeting must be received at the Company's main office at 2201 Main Street, Torrington, Wyoming 82240 no later than December 1, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act. If such proposal is in compliance with all of the requirements of 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting. It is urged that any such proposals be sent certified mail, return receipt requested.

      In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company main office by February 26, 2001. After that date, any proposal received will be considered untimely.

                                  MISCELLANEOUS

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/CARL F. RUPP
                                    SECRETARY

Torrington, Wyoming
April 4, 2000

                           TRI-COUNTY BANCORP, INC.
                               2201 MAIN STREET
                          TORRINGTON, WYOMING  82240
                                (307) 532-2111
--------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
                                 April 26, 2000
--------------------------------------------------------------------------------

      The  undersigned  hereby  appoints the Board of  Directors  of  Tri-County
Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of Tri-County Bank, 2201 Main Street, Torrington, Wyoming, on Wednesday, April 26, 2000, at 3:00 p.m. and at any and all adjournments thereof, as follows:

                                             VOTE FOR        VOTE WITHHELD
1.     The election as a director of all nominees listed below for 3 year terms.

       Robert L. Savage                        |_|                |_|
       Larry C. Goddard                        |_|                |_|

INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.



                                         FOR        AGAINST        ABSTAIN

2.     The ratification of the           |_|          |_|            |_|
       appointment of Dalby,
       Wendland & Co., P.C. as
       auditors the Company for the
       fiscal year 2000.

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof. The Board of Directors recommends a vote "FOR" all of the above listed propositions.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, SIGNED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of the Meeting, a Proxy Statement dated April 4, 2000, and an Annual Report to Stockholders for the fiscal year ended December 31, 1999.


                                                    Please check here if you
Dated:__________________, 2000                |_|   plan to attend the Meeting.






----------------------------------        --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


----------------------------------        --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


         PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN
                    THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ]  Confidential, for use of the Commission

[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                           Tri-County Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

  [ ]  Fee paid previously with preliminary materials.


  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed: